™ Trademark Second Quarter 2014 Earnings Summary August 7, 2014 Exhibit 99.2

Introductions & Disclosure Rules
Disclosure Rules
The forward looking statements contained in this presentation involve risks and uncertainties that may affect the Company's operations, markets, products, services, prices and other factors. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the Company's expectations expressed in such forward looking statements will be realized. The Company assumes no obligation to provide revisions to any forward looking statements in this presentation should circumstances change.
This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA.  We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance.  We have provided a reconciliation of Adjusted EBITDA in the Appendix section of this presentation.
Introductions
Chris Pappas, President & CEO
John Feenan, Executive Vice President & CFO
David Stasse, Vice President, Treasury & Investor Relations

3 Agenda Business Overview Financial Review 2014 Focus Q&A

Trinseo Business Overview
Engineered Polymers
Revenue: $266MM
Adj EBITDA: $5MM
Styrenics
Revenue: $590MM
Adj EBITDA: $27MM
Emulsion Polymers
Revenue: $486MM
Adj EBITDA: $64MM
Plastics
Revenue: $855MM
Adj EBITDA: $32MM
#3 Polystyrene Globally Leading Player
Synthetic Rubber
Revenue: $165MM
Adj EBITDA: $37MM
Top 3 SSBR Globally
Q2’14 Revenue: $1,341MM
Q2’14 Adj EBITDA: $79MM
Latex
Revenue: $321MM
Adj EBITDA: $27MM
#1 Globally in SB Latex
Note: Division and Segment EBITDA excludes Corporate Segment Adjusted EBITDA of $(17)MM. Totals may not sum due to rounding.
End
markets
Market
position
Performance tires
Standard tires
Polymer modification
Technical rubber goods
Coated paper and packaging
board
Carpet and artificial turf
backings
Tape saturation
Cement modification
Building products
$5+ billion in annual revenue, world leader in the production of latex, rubber and plastics
Appliances
Consumer goods
Construction/sheet
Packaging
Automotive
Consumer electronics
Automotive
Consumer electronics
Construction/sheet
Electrical and lighting
Medical devices

TRINSEO

USD/MT
2,000
1,800
1,600
1,400
1,200
1,000
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14

USD/MT
2,000
1,800
1,600
1,400
1,200
1,000
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14

Key Styrene Raw Material Trends
Europe
(1)
Source: IHS. (1) Styrene: 50% W. Europe Spot Avg (FOB W. Europe) and 50% W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50%
W. Europe Contract – Monthly Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg
(FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia).
Styrene
Ethylene
Benzene
Styrene
Ethylene
Benzene
Asia
(2)

TRINSEO

2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
USD/MT
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14

Key Butadiene Price Trends
Butadiene
Source: IHS. Asia: NE Asia Spot (CFR NE Asia) Europe: W. Europe Contract Market (ExW/Del pr09 W. Europe); NA: North America Contract Market (FOB US Gulf Coast).
Europe
NA
Asia

™ Trademark Financial Review John Feenan EVP & CFO

F/(U) vs.
(in $millions, unless noted) Q2'14 Q1'14 Q2'13 Q1'14 Q2'13
Volume (MMlbs) 1,327 1,344 1,311
Revenue 1,341 1,359 1,362 (1)% (2)%
Volume (1)% 0%
Price (1)% (5)%
FX 0% 3%
Adjusted EBITDA 79 88 43
Adjusted EBITDA Margin 6% 6% 3%
Adjusted Net Income 11 20 (18)
Wtd Avg Shares Outstanding (000) 38,912 37,270 37,270
Adjusted EPS ($) 0.28 0.53 (0.49)
Trinseo Quarterly Results

Note: Inventory revaluation  EBITDA impact of $3MM, $6MM and $(26)MM for Q2’14, Q1’14, and Q2’13, respectively. Totals may not sum due to rounding.

$321
$326
$345
$27
$26
$29
$0
$50
$100
$150
$200
$250
$300
$350
$400
Q2'14 Q1'14 Q2'13
Revenue Adjusted EBITDA

Latex
$MM
Note: Totals may not sum due to rounding. Volume in millions of pounds.
Key Points
•
Difficult conditions in Europe
and North America graphical
paper
•
Offset by growth in carpet,
Asia paper, and
Performance Latex
•
New 25KT reactor in China
on schedule and on budget
Revenue Bridge
Volume Price FX Total
YoY
(3)%
(6)% 2% (7)%
QoQ (1)% (1)%
0%
(2)%
Volume 295 299 305

$165
$177
$156
$37
$43
$28
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
Q2'14 Q1'14 Q2'13
Revenue Adjusted EBITDA

Synthetic Rubber
$MM
Note: Totals may not sum due to rounding. Volume in millions of pounds.
Revenue Bridge
Volume Price FX Total
YoY
14%
(13)% 4% 6%
QoQ (10)% 3%
0%
(7)%
Key Points
•
Tire demand rebounding in
Europe, China, and North
America
•
Investing in additional SSBR
•
JSR capacity
•
Investing in higher margin
products
•
Ni-PBR to Nd-PBR
•
Generation 4 SSBR
•
>30% YoY SSBR growth
Volume 142 155 125

$590
$594
$597
$27
$42
$21
$0
$100
$200
$300
$400
$500
$600
$700
Q2'14 Q1'14 Q2'13
Revenue Adjusted EBITDA

Styrenics
$MM
Note: Totals may not sum due to rounding. Volume in millions of pounds. Adjusted EBITDA includes earnings from equity affiliate (Americas Styrenics).
Revenue Bridge
Volume Price FX Total
YoY
(1)%
(4)% 4% (1)%
QoQ 1% (2)%
0%
(1)%
Key Points
•
JV earnings from AmSty
$9MM lower sequentially –
turnaround related
•
Asia styrene margins
compressed end of Q2
•
Q2 was high season for
appliance market
•
Focused on controlling costs
and driving margin in
competitive environment
•
PS margins remain steady
Volume 689 686 679

$266
$262
$263
$5
$(2)
$(3)
$(50)
$0
$50
$100
$150
$200
$250
$300
Q2'14 Q1'14 Q2'13
Revenue Adjusted EBITDA

Engineered Polymers
$MM
Note: Totals may not sum due to rounding. Volume in millions of pounds. Adjusted EBITDA includes earnings from equity affiliate (Sumika Styron).
Revenue Bridge
Volume Price FX Total
YoY
0%
(2)% 3% 1%
QoQ 1% 1%
0%
1%
Key Points
•
Global polycarbonate
demand rebounding
•
Polycarbonate restructuring
on track
•
Volume improving in
electronics, medical,
electrical & lighting
•
Strong automotive margins
Volume 201 204 203

$200
$150
$100
$50
$0
$(50)
$170
$(31)
$(42)
2013
2013 Q2 YTD
2014 Q2 YTD

$700
$600
$500
$400
$300
$200
$100
$0
$675
$493
$182
Q2'14

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$0
$0
$1,193
2016
2018
2019

Balance Sheet and Cash Flow
Liquidity – Q2 End
(excl Cash for Debt Paydown)
Maturities – Jul 14, 2014
A/R
Securitization
(2)
Revolver
(2)
Senior Secured
Notes
(1) Free Cash Flow = cash from operating activities + cash from investing activities – change in restricted cash (2) A/R Securitization facility commitment of $200MM and Revolving Credit facility commitment of
$300MM ($293MM available at Q2’14). *$132.5 million face amount of bonds at 103 price plus $5 million accrued. NOTE: Totals may not sum due to rounding.
Summary
• Q2 breakeven free cash flow reflects $56 million
outflow resulting from termination of Dow
Emerging Markets JV option and Bain Advisory
Agreement
• Strong quarter-end liquidity of $675 million (excl
cash used for debt paydown)
• $142 million cash used for debt redemption on
July 14*
$MM
Unused Borrowing
Facility
Cash & Cash
Equivalents
$MM
$MM
Free Cash Flow
(1)

™ Trademark 2014 Focus Chris Pappas President & CEO

2,000
1,800
1,600
1,400
1,200
1,000
USD/MT
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14

2,000
1,800
1,600
1,400
1,200
1,000
USD/MT
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14

Key Styrene Raw Material Trends
Europe
(1)
Source: IHS. (1) Styrene: 50% W. Europe Spot Avg (FOB W. Europe) and 50% W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50%
W. Europe Contract – Monthly Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg
(FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia).
Styrene
Ethylene
Benzene
Styrene
Ethylene
Benzene
Asia
(2)

2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
USD/MT
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14

Key Butadiene Price Trends
Butadiene
Source: IHS. Asia: NE Asia Spot (CFR NE Asia) Europe: W. Europe Contract Market (ExW/Del pr09 W. Europe); NA: North America Contract Market (FOB US Gulf Coast).
Europe
NA
Asia

Second Half Update
Short-term headwinds
Outage-driven benzene spike impacts styrene and polycarbonate margins in Q3
ESBR turnaround and unplanned outage
Seasonality
Underlying fundamentals remain strong
Replacement tire market rebounding, SSBR growth strong
Latex margins steady
Polycarbonate demand and operating rates rising
New volumes in performance latex, carpet, electrical and lighting compounds
Expect 2014 Adjusted EBITDA to be
comfortably ahead of 2013

Sustainability Highlights 2013
SUSTAINABLE  PRODUCTS
SUSTAINABLE PERFORMANCE
Potential weight reduction per car
through innovative plastic solutions,
which have been developed and
implemented by Trinseo in 2013
6.7kg
Reduction in energy consumption
by using a LED bulb with Trinseo
plastic lens, compared to traditional
incandescent light
75%
Reduction in fuel consumption
when using low rolling
resistance tires with SSBR
rubber from Trinseo
3%
Reduction in waste
(vs. 2011 baseline)
26%
Reduction in emissions
of volatile organic
chemicals (VOCs) (vs.
2012)
5%
Reduction in emissions
of non-VOC chemicals
(vs. 2012)
2%
Reduction in
electricity use
(vs. 2012)
2%
Percent of Trinseo manufacturing
plants with Triple Zero record: no
injuries, no significant spills, no
process safety incidents
54%
Percent of Trinseo
employees who
completed ethics and
compliance training
97%
Percent of Trinseo
plants with ISO 14001
certification
58%
Percent of Trinseo
sites with ISO 50001
certification
27%
SUSTAINABLE OPERATIONS

19 Trinseo Value Drivers Profitable Growth Structural Changes Cyclical Upsides

™ Trademark Q&A

™ Trademark Appendix

US GAAP to Non-GAAP Reconciliation
(in $millions, unless noted) Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14
Net Income (Loss) 30.1 1.9 (1.2) (0.5) (9.7) (28.1) 4.9 10.6 17.1 (44.6)
Interest expense, net 25.7 26.6 28.6 29.1 32.3 33.7 32.9 33.1 32.8 32.6
Provision for (benefit from) income taxes 25.1 (6.1) 10.3 (11.8) (0.1) 2.2 6.0 13.8 12.8 5.4
Depreciation and amortization 20.9 22.0 20.0 22.7 23.9 24.0 23.2 24.2 23.7 27.2
EBITDA 101.8 44.4 57.7 39.5 46.4 31.8 67.0 81.7 86.4 20.6
Loss on extinguishment of long-term debt -          -          -          -          20.7 -         -         -         -         -
Other non-recurring items -          -          (0.7) -          1.1 -         -         (0.4) -         32.5
Restructuring and other charges 7.8 0.1 (0.4) -          -          6.5 2.6 1.8 0.5 2.1
Net (gains) / losses on dispositions of businesses and assets -          -          -          -          -          3.2 1.0 -         -         -
Fees paid pursuent to advisory agreement 1.1 1.2 1.1 1.2 1.2 1.2 1.2 1.2 1.2 24.2
Asset impairment charges or write-offs -          -          -          -          -          0.7 -         9.2 -         -
Adjusted EBITDA 110.7 45.7 57.7 40.7 69.4 43.4 71.8 93.5 88.1 79.4
Interest expense, net 25.7 26.6 28.6 29.1 32.3 33.7 32.9 33.1 32.8 32.6
Provision for (benefit from) income taxes - Adjusted 27.1 (4.0) 10.5 1.9 4.9 3.9 5.2 14.4 12.0 10.1
Depreciation and amortization - Adjusted 20.9 22.0 20.0 22.7 23.9 23.9 23.2 24.2 23.7 25.8
Adjusted Net Income 37.0 1.1 (1.4) (13.0) 8.3 (18.1) 10.5 21.8 19.6 10.9
Weighted Average Shares Outstanding (thousands) 137 3,092 23,679 37,270 37,270 37,270 37,270 37,270 37,270 38,912
Adjusted EPS ($) 270.53 0.34 (0.06) (0.34) 0.22 (0.49) 0.28 0.58 0.53 0.28
Adjustments by Statement of Operations Caption
Loss on extinguishment of long-term debt -          -          -          -          20.7 -         -         -         -         -
Selling, general and administrative expenses 8.9 1.3 0.7 1.2 1.2 8.4 3.8 12.2 1.7 26.3
Other expense (income), net -          -          (0.7) -          1.1 3.2 1.0 (0.4) -         32.5
Total EBITDA Adjustments 8.9 1.3 -          1.2 23.0 11.6 4.8 11.8 1.7 58.8

Selected Segment Information
(in $millions, unless noted) Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14
Latex 330 317 327 301 307 305 310 288 299 295
Synthetic Rubber 125 106 116 130 137 125 128 133 155 142
Styrenics 664 652 679 614 669 679 644 597 686 689
Engineered Polymers 218 201 194 192 199 203 200 199 204 201
Trade Volume (MMLbs) 1,337 1,275 1,316 1,237 1,311 1,311 1,282 1,218 1,344 1,327
Latex 398 422 375 351 357 345 332 308 326 321
Synthetic Rubber 193 175 155 179 176 156 142 148 177 165
Styrenics 528 538 542 541 602 597 576 530 594 590
Engineered Polymers 278 274 255 249 256 263 259 260 262 266
Net Sales 1,396 1,409 1,327 1,320 1,392 1,362 1,309 1,245 1,359 1,341
Latex 27 39 33 27 27 29 27 24 26 27
Synthetic Rubber 44 24 19 24 31 28 13 42 43 37
Styrenics 49 (9) 24 19 25 21 67 52 42 27
Engineered Polymers 16 2 13 0 (1) (3) 2 2 (2) 5
Corporate (26) (11) (30) (29) (13) (31) (37) (27) (21) (17)
Adjusted EBITDA 111 46 58 41 69 43 72 93 88 79
Inventory Revaluation (52) 9 2 2 (0) 26 26 (12) (6) (3)
Adjusted EBITDA excl Inv Reval 59 55 60 43 69 70 98 81 83 77
NOTE: Segment balances may not sum to consolidated balances due to rounding.